                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                AUSTINS STEAKS & SALOON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                                    N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                         AUSTINS STEAKS & SALOON, INC.

                                                                  April 17, 1998

Dear Fellow Stockholder:

    You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc. to be held at Austins Steaks & Saloon, 12020 Anne Street, Omaha, Nebraska, on May 26, 1998, at 9:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

    During the meeting, the Board of Directors will report to you on the activities and progress of the Company during this year and will discuss plans for the remaining part of the current year. We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

    The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                          Sincerely,

                                                      [SIG]

                                          Paul C. Schorr III

                                          CHAIRMAN OF THE BOARD OF DIRECTORS

                                          AND ACTING CHIEF EXECUTIVE OFFICER

                         AUSTINS STEAKS & SALOON, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 26, 1998

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company"), will be held on May 26, 1998, at 9:00 a.m. local time, at Austins Steaks & Saloon, 12020 Anne Street, Omaha, Nebraska, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

    1. To elect three Directors to the Board of Directors to serve for the following year and until their successors are duly elected; and

    2. To approve Amendment No. 1 to the 1994 Incentive and Non-Qualified Stock Option Plan (the "Plan"), increasing the Plan's shares by 100,000 shares.

    3. To approve Amendment No. 2 to the 1994 Incentive and Non-Qualified Stock Option Plan (the "Plan") decreasing the grant price of non-qualified stock options to not less than 50% of the fair market value.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 9, 1998, are entitled to receive notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                                          Sincerely,

                                                      [SIG]

                                          Paul C. Schorr III
                                          CHAIRMAN AND ACTING CHIEF
                                          EXECUTIVE OFFICER

LINCOLN, NEBRASKA

APRIL 17, 1998

                         AUSTINS STEAKS & SALOON, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company" or "Austins"), for use at its 1998 Annual Meeting of Stockholders to be held on May 26, 1998, at 9:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Austins Steaks & Saloon, 12020 Anne Street, Omaha, Nebraska. The Company's principal executive offices are located at 6940 "O" Street, Suite 334, Lincoln, Nebraska 68510. The Company's telephone number is (402) 466-2333.

    These proxy solicitation materials were mailed on or about April 17, 1998, to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Stockholders of record at the close of business on April 9, 1998 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 2,331,052 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding. For information regarding holders of more that 5% of the outstanding Common Stock, see "Election of Directors--Security Ownership of Certain Owners and Management."

REVOCABILITY OF PROXIES

    Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

VOTING AND SOLICITATION

    Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of Directors, each stockholder will be entitled to vote for three nominees and the nominees with the greatest number of votes will be elected.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal. Proxies which are properly signed and returned will be voted at the meeting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the three nominees for the Board of Directors, for both amendments to the 1994 Incentive and Non-Qualified Stock Option Plan, and in accordance with the instructions of the Board of Directors as to any other matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals which are intended to be presented at the Company's 1999 Annual Meeting must be received by the Company no later than January 14, 1999, in order that they may be included in the proxy statement and form of proxy for that meeting. Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

GENERAL

    Three Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's three nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a Director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

VOTE REQUIRED

    The three nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1 AND THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

    The names of the nominees, and certain information about them are set forth below:

                                                                                                        DIRECTOR
NAME OF NOMINEE                                  AGE             POSITION/PRINCIPAL OCCUPATION            SINCE
-------------------------------------------      ---      -------------------------------------------  -----------
Paul C. Schorr III (3).....................          61   Chairman of the Board and Acting Chief             1994
                                                           Executive Officer since April, 1996;
                                                           President and Chief Executive Officer of
                                                           ComCor Holding, Inc.

B. Scott Ball (1)(2).......................          61   Director of the Company; Chairman and Chief        1994
                                                           Executive Officer of Marque VI, Inc.

Roger D. Sack (1)(2).......................          63   Director of the Company; Officer and               1995
                                                           Director of York Cold Storage Company

------------------------

(1) Member of Audit Committee

(2) Member of Compensation Committee

    PAUL C. SCHORR III has served as Chairman of the Board of the Company since June 20, 1995. He has been a Director of the Company since August 1, 1994. For the past ten years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm. In addition, Mr. Schorr is a Director of Lincoln Telecommunications, Inc. (a public company); Ameritas Life Insurance Corp.; The Schorr Family Company, Inc. and National Research Corporation, (a public company).

    B. SCOTT BALL has served as a Director of the Company since September 16, 1994. For the past two years, Mr. Ball has served as the Chairman and Chief Executive Officer of Marque VI, Inc., a consulting firm. Previously, Mr. Ball was Chairman and Chief Executive Officer of Westlund's, Inc., a restaurant supplier.

    ROGER D. SACK has served as a Director of the Company since June 26, 1995. For the past fifteen years, Mr. Sack has worked for York Cold Storage Company, a refrigeration and storage company, most recently serving as Vice President and Director. Mr. Sack performs strategic planning and financial services for York Cold Storage Company. In addition, from 1980 until May 1995, Mr. Sack served as an Executive Vice President and Director of York State Co., a bank holding company.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each Director, (b) by all current Directors and Executive Officers as a group, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's

Common Stock. Unless otherwise indicated, the address for these individuals is 6940 "O" Street, Suite 334, Lincoln, Nebraska 68510.

                                                                               NO. OF     PERCENT
NAME AND ADDRESS OF PERSON OR ENTITY                                           SHARES    OF CLASS
---------------------------------------------------------------------------  ----------  ---------
The Schorr Family Company, Inc. (1)........................................     820,831      35.21

Paul C. Schorr III (1).....................................................     820,831      35.21

B. Scott Ball..............................................................       5,000      *

Roger D. Sack..............................................................     720,421      30.91

All Directors and Officers as a group (5 persons)..........................   1,546,252      66.33

------------------------

 *  Represents less than 1% of the outstanding Common Stock of the Company.

(1) Mr. Schorr is a Director and the President and Chief Executive Officer of The Schorr Family Company, Inc. and therefore indirectly owns, through The Schorr Family Company, Inc. the 820,831 shares or 35.21%.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company did not formally meet during 1997. The Board acted on several matters in the form of consent minutes. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or any committee performing similar functions.

    The Audit Committee, which consisted of Directors Roger D. Sack and B. Scott Ball in 1997, is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. The committee acted by consent in 1997.

    The Compensation Committee, which consisted of Directors B. Scott Ball and Roger D. Sack in 1997, recommends to the Board the compensation for the Company's key employees. The committee acted by consent in 1997.

BOARD COMPENSATION

    On July 17, 1996, the Board of Directors adopted an Outside Directors Stock Option Plan pursuant to which all non-employee directors receive annually an automatic option grant of 1,000 shares exercisable at fair market value on the date of grant, for serving on the Board. The Outside Directors Stock Option Plan was approved by stockholders in 1996. No Directors' fees were paid in 1997. Employee Directors do not receive compensation for their service on the Board.

               [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

LIST OF CURRENT OFFICERS OF THE COMPANY

    The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.

                                                                                                          OFFICER
NAME                                   AGE           POSITION AND PRINCIPAL OCCUPATION SINCE 1991          SINCE
---------------------------------  -----------  ------------------------------------------------------  -----------
Paul C. Schorr III...............          61   Chairman of the Board and Acting Chief Executive              1996
                                                 Officer since April, 1996; President and Chief
                                                 Executive Officer of ComCor Holding, Inc. since 1987.

Trisha N. Gade-Jones.............          27   Chief Financial Officer and Principal Accounting              1996
                                                 Officer since May 1996; started with the Company in
                                                 February of 1996 as controller. From December, 1992
                                                 until January, 1996, employed as a business assurance
                                                 auditor for a Big Six public accounting firm,
                                                 specializing in the insurance and retail industries.

Timothy N. Griggs................          36   Vice-President, Secretary and Treasurer since May,            1996
                                                 1996; started with the Company in April of 1995 at
                                                 the Columbia, Missouri location as a General Manager;
                                                 in June, 1995, Mr. Griggs served as a general manager
                                                 for a national chain from November 1993 to April 1995
                                                 and as a regional director for a national Mexican
                                                 restaurant chain from June 1990 to November 1993.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. A table is not included as no executive officer of the Company was paid more than $100,000 during 1997. Paul C. Schorr III has been serving as Chief Executive Officer since April 1 of 1996. Mr. Schorr is serving in this capacity on an uncompensated basis.

    The following table sets forth information with respect to unexercised options and SARs, if any, during fiscal year 1997. No stock options were exercised in 1997.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                    NUMBER OF
                                                                                    SECURITIES               VALUE OF
                                                                                    UNDERLYING             UNEXERCISED
                                                                                   UNEXERCISED             IN-THE-MONEY
                                                                                 OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                                 FISCAL YEAR END       FISCAL 1997 YEAR END
                                                                                       (#)                     ($)
                                             SHARES                           ----------------------  ----------------------
                                           ACQUIRED ON           VALUE          EXERCISABLE ("EX")      EXERCISABLE ("EX")
                 NAME                     EXERCISE (#)       REALIZED ($)      UNEXERCISABLE ("UN")    UNEXERCISABLE ("UN")
                 (A)                           (B)                (C)                  (D)                     (E)
--------------------------------------  -----------------  -----------------  ----------------------  ----------------------
Trisha N. Gade-Jones..................              0                  0      40,000 ("Ex")           ($      15,000) ("Ex")
                                                    0                  0      40,000 ("Ex")(1)        ($    0    ) ("Ex")(1)
Timothy N. Griggs.....................              0                  0      40,000 ("Ex")           ($      15,000) ("Ex')
                                                    0                  0      40,000 ("Ex")(1)        ($    0    ) ("Ex")(1)

------------------------

(1) Ms. Jones and Mr. Griggs each hold an option to purchase 40,000 shares that was granted on June 14, 1996, at the exercise price of $1.1875. The Board of Directors has voted to decrease the exercise price of each of these two options to $.50 subject to approval by the stockholders of Amendment No. 2 to the 1994 Incentive and Non-Qualified Stock Option Plan (set forth herein in Proposal 3), which amendment would allow non-qualified stock options to be granted at not less than 50% of the fair market value on date of grant. The Board of Directors repriced the above-referenced stock options in an effort to provide greater incentive to Ms. Jones and Mr. Griggs to increase shareholder value. If Amendment No. 2 in Proposal 3 is approved by the stockholders, the value of the exercisable stock options would be $15,000.

                        OPTION/SAR GRANTS IN FISCAL 1997

                              (INDIVIDUAL GRANTS)

                                                                NUMBER OF    PERCENT OF TOTAL
                                                               SECURITIES      OPTIONS/SARS       EXERCISE
                                                               UNDERLYING       GRANTED TO         OR BASE
                                                              OPTIONS/SARS     EMPLOYEES IN         PRICE      EXPIRATION
                            NAME                               GRANTED (#)      FISCAL YEAR        ($/SH)         DATE
                            (A)                                    (B)              (C)              (D)           (E)
------------------------------------------------------------  -------------  -----------------  -------------  -----------
Trisha N. Gade-Jones........................................       40,000              46%              .50      08-01-07
Timothy N. Griggs...........................................       40,000              46%              .50      08-01-07

                                   PROPOSAL 2

                                AMENDMENT NO. 1
             TO 1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

    On or about September 15, 1997 the Board of Directors of the Company adopted an amendment ("Amendment No. 1") to the 1994 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the number of shares of common stock issuable pursuant to the Plan from 125,000 shares to 225,000 shares, or an increase of 100,000 shares. Since 1994 when the Plan was implemented, 112,000 options have been granted to provide long term incentive to key employees. Since the number of shares available for grant under the Plan is nearly depleted, the Board of Directors deems it to be in the best interest of the Company to increase the amount of shares available by 100,000 shares.

    In August of 1997 the Board of Directors granted 80,000 options to key employees and in January of 1998 the Board of Directors granted 5,000 options to key employees. These grants were made subject to the approval by stockholders of this Amendment No. 1 to the Plan at the 1998 Annual Meeting.

    If this proposed Amendment No. 1 is adopted, the following section of the Plan would be amended to read as follows:

    4. STOCK RESERVED FOR THE PLAN.

    The first sentence of paragraph Four of the Plan is hereby amended in its entirety to read as follows:

    "Subject to adjustment as provided in Section 7 hereof, a total of Two Hundred Twenty-Five Thousand (225,000) shares of Common Stock, $0.01 par value ("Stock") of the Company shall be subject to the Plan."

    This Amendment No. 1 to the Plan is effective for all purposes upon being approved by the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote at the 1998 Annual Meeting of Stockholders of the Company or at any adjournment thereof.

    No other provisions of the Plan will be changed or altered by this Amendment No. 1.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2 TO AMEND THE PLAN.

                                   PROPOSAL 3

                                AMENDMENT NO. 2
             TO 1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

    On or about September 15, 1997 the Board of Directors of the Company adopted an amendment ("Amendment No. 2") to the 1994 Incentive and Non-Qualified Stock Option Plan (the "Plan") to decrease the grant price of non-qualified stock options from not less than 85% of fair market value on date of grant to not less than 50% of fair market value on date of grant. The Board of Directors decreased the grant price in an effort to provide an even greater incentive to key employees to stay with or join the Company. The Board of Directors provided in its minutes that the Board could retroactively apply the new pricing for non-qualified stock options if stockholder approval was obtained to an amendment to the Plan.

    In August of 1997, the Board of Directors granted 80,000 options to key employees at a grant price of less than 85% of fair market value on date of grant. These grants were made subject to approval by stockholders of this Amendment No. 2 to the Plan at the 1998 Annual Meeting.

    If this proposed Amendment No. 2 is adopted, the following section of the Plan would be amended to read as follows:

    5. TERMS AND CONDITIONS OF OPTIONS.

    The first sentence of paragraph Five (a) designated OPTION PRICE of the Plan is hereby amended as follows:

    "(a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 50% of the fair market value of such share of Stock on the date the Option is granted in the case of a Non-Incentive Option; PROVIDED, HOWEVER, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, then the purchase price per share of Stock shall be at least 110% of the Fair Market Value (as defined below) per share or Stock at the time of grant."

    This Amendment No. 2 to the Plan is effective for all purposes upon being approved by the affirmative vote of the holders of a majority of the Common Stock of the Company entitled to vote at the 1998 Annual Meeting of Stockholders of the Company or at any adjournment thereof. No other provisions of the Plan will be changed or altered by this Amendment No. 2.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 3 TO AMEND THE PLAN.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 1997, Messrs. Sack and Ball each failed to timely file a Form 4.

INDEPENDENT PUBLIC ACCOUNTANTS

    Coopers & Lybrand, L.L.P., certified public accountants, are the independent public accountants for the Company.

    Representatives of Coopers & Lybrand, L.L.P., are expected to be present at the stockholders' meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from stockholders. The Company has selected Coopers & Lybrand, L.L.P. as its independent public accountants for fiscal 1998.

RELATED PARTY TRANSACTIONS

    The Company borrowed $269,928 from The Schorr Family Company, Inc., due December 31, 1999 with an interest rate equal to the First National Bank of Omaha base rate. The Company makes monthly interest payments on this note.

    The Company obtained a line of credit from US Bank, N.A. on January 27, 1997 in the amount of $395,000. The line of credit is guaranteed by Paul C. Schorr III and is collateralized by certain excess real estate owned by the Company and held for sale. The Company currently has $395,000 borrowed under the line of credit. The line of credit becomes due on January 27, 1999. The Company makes monthly interest payments on this line of credit.

    On November 3, 1997, the Company entered into another line of credit with US Bank, N.A. in the amount of $210,000 at a variable interest rate. The Company currently has $150,000 borrowed under this line of credit. This line of credit is also guaranteed by Paul C. Schorr and becomes due on January 3, 1999. The Company makes monthly interest payments on this line of credit.

    The Company further has borrowed $176,006 under an agreement with First National Bank of Omaha, at a variable interest rate. The Company is paying $5,000 per month in principal plus interest. This agreement is guaranteed by Paul C. Schorr and matures on January 31, 1999.

    The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company than such Directors or committee believe would be available from unrelated third parties.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Lincoln, Nebraska

April 17, 1998

                         AUSTINS STEAKS & SALOON, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 26, 1998

    The undersigned hereby constitutes and appoints Paul C. Schorr III and Roger
D. Sack, or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Austins Steaks & Saloon, Inc. to be held at Austins Steaks & Saloon, 12020 Anne Street, Omaha, Nebraska, on the 26th day of May, 1998, at 9:00 a.m. or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE        Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF    your votes as  /X/
NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE        indicated in
ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR BOTH AMENDMENTS    this example
TO THE 1994 STOCK OPTION PLAN AND WITH DISCRETIONARY
AUTHORITY ON ALL OTHER MATTERS.

1.  Election of Directors

    FOR the three nominees    WITHHOLD AUTHORITY          Paul C. Schorr III, B.
    (except as marked to the  to vote for three nominees  Scott Ball, and Roger
    contrary to the right)    listed to the right.        D. Sack
    / /                       / /                         (INSTRUCTION: To
                                                          withhold authority to
                                                          vote for any
                                                          individual nominee,
                                                          write that nominee's
                                                          name on the space
                                                          provided below.)
                                                          ----------------------

    Approval of Amendment No. 1 to 1994 Incentive and Non-Qualified Stock Option
2.  Plan.
    / / FOR                   / / AGAINST                   / / ABSTAIN
    Approval of Amendment No. 2 to 1994 Incentive and Non-Qualified Stock Option
3.  Plan.
    / / FOR                   / / AGAINST                   / / ABSTAIN
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                       Dated:

                                     ----------------------------------------- ,
                                                                            1998

                                       -----------------------------------------
                                       Signature of Stockholder

                                       -----------------------------------------
                                       Signature of Stockholder

                                       Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, five full title. All joint trustees must sign.

                                       PLEASE MARK, SIGN, DATE AND RETURN THE
                                       PROXY CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.